EXHIBIT 99.2

                      FIRST MODIFICATION TO LOAN AGREEMENT

     By this First Modification to Loan Agreement ("First Modification") made and entered into as of the ____ day of October, 2005, GLOBAL AIRCRAFT SOLUTIONS, INC., FKA RENEGADE VENTURE CORPORATION, a Nevada corporation, whose address is P.O. Box 23009, Tucson, Arizona 85734-3009, WORLD JET CORPORATION, a Nevada corporation, whose address is P.O. Box 23009, Tucson, Arizona 85734-3009, and HAMILTON AEROSPACE TECHNOLOGIES, INC., a Delaware corporation, whose address is P.O. Box 23009, Tucson, Arizona 85734-3009 (collectively, "Borrower"), and M&I Marshall & Ilsley Bank, a banking corporation organized and existing under the laws of the State of Wisconsin ("Lender"), whose address is c/o Commercial Loan Department, One East Camelback, Phoenix, Arizona 85012 for and in consideration of the recitals and mutual promises contained herein, confirm and agree as follows:

SECTION 1. RECITALS

     1.1 Lender and Borrower have entered into that certain Loan Agreement (the "Initial Loan Agreement"), dated as of the 5th day of May, 2005 (the Initial Loan Agreement as modified, including the modifications contained in this First Modification, is referred to herein as the "Loan Agreement"), and Lender and Borrower wish by this First Modification to amend the Loan Agreement, and certain other Loan Documents, as provided herein.

SECTION 2. DEFINITIONS

     2.1 Capitalized Terms. The capitalized terms used in this First Modification shall have the meanings given to them in the Initial Loan Agreement, unless otherwise defined herein or unless the context dictates otherwise. Section 2 of the Initial Loan Agreement is deleted and replaced with the following:

          "2.1 Accounts: All trade accounts, accounts receivable, or other rights to payment for goods sold or services rendered owing to Borrower, including any rights to payment under any rental or lease agreements for the rental or lease of equipment entered into in the ordinary course of Borrower's business. "Accounts" shall not include depository accounts of Borrower.

          2.2 Account Debtor: Any person or entity obligated on any of the Accounts.

          2.3 Advance: An individual disbursement under a Loan; disbursements are collectively called "Advances".

          2.4 Affiliate: Any person or entity (i) that directly or indirectly controls, or is controlled by, or is under common control with, Borrower;
     (ii) that directly or indirectly beneficially owns or holds five percent (5%) or more of any class of voting stock of Borrower; (iii) five percent (5%) or more of the voting stock of which entity is directly or indirectly beneficially owned or held by Borrower or by a shareholder or member of Borrower; (iv) that is an officer, director or partner of Borrower; (v) of which another Affiliate is an officer, director or partner; or (vi) who is related by blood, adoption, or marriage to another Affiliate. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract, or otherwise.

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          2.5 Borrower: Global Aircraft Solutions, Inc., fka Renegade Venture
     Corporation, a Nevada corporation, World Jet Corporation, a Nevada corporation, and Hamilton Aerospace Technologies, Inc., a Delaware corporation.

          2.6 Borrowing Base: As defined in Section 3.4 hereof.

          2.7 Business Day: Any day other than a Saturday, Sunday or public holiday. In addition to the foregoing, any other day when commercial banks in Arizona are authorized or required to close shall not constitute a Business Day.

          2.8 Closing: The satisfaction of all of the conditions precedent set forth in Section 6 hereof and the consummation of all of the loan transactions contemplated by this Loan Agreement.

          2.9 Closing Date: The date, on or before May 15, 2005, on which the Closing occurs, or such later date as is approved by Lender in its sole discretion.

          2.10 Collateral: All property encumbered by the Security Documents as security for the Indebtedness and Obligations.

          2.11 Consolidated Group: Borrower and Johnstone Softmachine
     Corporation.

          2.12 Current Condition Appraised Value: As defined in Section 3.A.4(a) hereof.

          2.13 Debt Subordination Agreements: As defined in Section 5.4 hereof.

          2.14 Eligible Accounts: As defined in Section 3.4 hereof.

          2.15 Eligible Aircraft: As defined in Section 3.A.4(a) hereof.

          2.16 Eligible Inventory: As defined in Section 3.4 hereof.

          2.17 Environmental Law: Any federal, state or local statute, ordinance, or regulation pertaining to the environment, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"); the Resource Conservation and Recovery Act of 1976, 42 U.S.C.
     Section 6901, et seq. ("RCRA"); the Arizona Environmental Quality Act, Title 49, Arizona Revised Statutes; any statute, ordinance or regulation pertaining to such matters in any other state or jurisdiction in which Borrower has any interest in real property or transacts any business; and all rules adopted and guidelines promulgated pursuant to all of the foregoing.

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          2.18 ERISA: The Employee Retirement Income Security Act of 1974, as
     amended and as in effect from time to time.

          2.19 Event of Default: As defined in Section12.1 hereof.

          2.20 Facility: Any real property and improvements (i) owned or occupied by Borrower in the conduct of its business, or (ii) upon which any Collateral is located.

          2.21 GAAP. Those generally accepted accounting principles and practices that are recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof and which are consistently applied for all periods after the date thereof so as to properly reflect the financial condition, and the results of operations and changes in the financial position, of Borrower.

          2.22 Guarantor: Intentionally omitted.

          2.23 Guidance Line of Credit. As defined in Section 3.A.1 hereof.

          2.24 Guidance Line of Credit Note. As defined in Section 3.A.2 hereof.

          2.25 Hazardous Substance: Includes:

               (a) those substances included within the definitions of "hazardous substances," "hazardous materials," "toxic substances," or "solid waste" in CERCLA, RCRA, and the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., and in the regulations promulgated pursuant thereto;

               (b) those substances defined as "hazardous substances" in A.R.S.
          Section 49-201 and in rules adopted or guidelines promulgated pursuant thereto;

               (c) those substances listed in the United States Department of Transportation Table (49 CFR 172.101 and amendments thereto) or by the Environmental Protection Agency as hazardous substances (40 CFR Part 302 and amendments thereto); and

               (d) all other substances, materials and wastes that are, or that become, regulated under, or that are classified as hazardous or toxic under, any Environmental Law.

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          2.26 Improved Condition Appraised Value: As defined in Section
     3.A.4(a) hereof

          2.27 Indebtedness: The total outstanding indebtedness owed Lender by Borrower from time to time, including without limitation the indebtedness owing under or in connection with any Loan, including principal and interest accrued but not previously paid.

          2.28 Landlord Consent: An agreement in form acceptable to Lender, signed by the landlord of a Facility, subordinating all lien rights and other rights in the Collateral, to Lender, giving Lender notice of a default under the lease for the Facility, and giving Lender the right to enter the Facility and remove the Collateral.

          2.29 Lender: M&I Marshall & Ilsley Bank, a banking corporation organized and existing under the laws of the State of Wisconsin.

          2.30 Line of Credit: As defined in Section 3.1 hereof.

          2.31 Line of Credit Note: As defined in Section 3.2 hereof.

          2.32 Letter of Credit Facility As defined in Section 3.B.1 hereof.

          2.33 Loan Documents. This Agreement, the Notes, the Security Documents, and all other documents now or hereafter executed or delivered in connection with or in any way related to the Indebtedness, the Obligations, or any Loan, or any portion thereof.

          2.34 Loan(s): The Line of Credit and any other loan now or hereafter extended to Borrower by Lender, severally and collectively, including, without limitation, the Guidance Line of Credit and each Letter of Credit Facility.

          2.35 Material Adverse Effect: Any event or condition that either (i) would have a material adverse effect upon the validity, performance or enforceability of this Agreement, or any of the other Loan Documents, (ii) is material and adverse to a material portion of the Collateral, any Facility, the financial condition, credit or business operations or prospects of Borrower or Guarantor, (iii) would materially impair the ability of Borrower or Guarantor to fulfill its obligations under this Agreement, or any of the other Loan Documents, or (iv) causes an Event of Default or an event or condition that with notice or lapse of time or both, would become an Event of Default.

          2.36 Note(s): The Line of Credit Note, the Guidance Line of Credit Note, and any notes executed in furtherance of any other Loan, severally and collectively.

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          2.37 Obligations: Any and all of the representations, warranties, covenants and other obligations made or undertaken by Borrower in this Agreement, any Note or in any of the other Loan Documents.

          2.38 PBGC: The Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

          2.39 Plan: Each pension, profit sharing, stock bonus, thrift, savings, and employee stock ownership plan established or maintained, or to which contributions have been made, by Borrower or any trade or business which together with the Borrower would be treated as a single employer under ERISA.

          2.40 Intentionally Omitted.

          2.41 Principal Indebtedness: The principal portion of the Indebtedness.

          2.42 Prohibited Liens/Approved Liens: "Prohibited Liens" are any liens, security interests or encumbrances against the Collateral except:
     (i) liens and security interests granted to Lender; (ii) other liens, security interests and encumbrances approved in writing by Lender, or those described in Schedule 2.40, attached, if any; and (iii) the lien of taxes and assessments not past due or delinquent. "Approved Liens" are those liens listed in items (i) through (iii) in the preceding sentence.

          2.43 Proposed Improvements As defined in Section 3.A.4(b) hereof.

          2.44 Purchase Agreement: As defined in Section 3.A.4(a) hereof.

          2.45 Readvance: An individual disbursement under the Line of Credit, any Letter of Credit Facility, or Guidance Line of Credit that is made from available funds that were previously advanced and repaid by Borrower; such disbursements are collectively called "Readvances."

          2.46 Registration: As defined in Section 3.A.4(g) hereof.

          2.47 Release: Any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping.

          2.48 Security Documents: The documents required by Section 6 of this Loan Agreement and any and all other documents or instruments now or hereafter executed by Borrower or any other party to secure the payment of the Indebtedness or the performance of the Obligations, or any portion thereof."

SECTION 3. MODIFICATIONS

     3.1 Amount of Line of Credit. The words and figure "TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($2,500,000.00)" as they appear in Paragraphs 1.1 and 3.2 of the Initial Loan Agreement, and in the first paragraph of the Revolving Line of Credit Note on page one, are deemed changed to read:
"FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00)". The figure "$2,500,000.00" as it appears at the top of page one of the Revolving Line of Credit Note is deemed changed to read: "$5,000,000.00". Paragraph 3.1 of the Initial Loan Agreement is deleted and replaced with the following:

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          "3.1 Line of Credit. Subject to the conditions herein set forth,
     Lender agrees to loan to or for the benefit of Borrower, and Borrower agrees to draw upon and borrow, in the manner and upon the terms and conditions herein expressed, amounts that shall not exceed at any time the lesser of (i) the "Borrowing Base" or (ii) the difference between (a) FIVE MILLION AND NO/100 DOLLARS ($5,000,000.00) and (b) the total amount of all Letters of Credit Facilities outstanding or which Lender is obligated to provide (the "Line of Credit")."

     3.2 Maturity Date of Line of Credit. The date "April 30, 2006" as it appears in Paragraph 3.7 of the Initial Loan Agreement, and as it appears in Paragraph B on page one of the Revolving Line of Credit Note, is deemed changed to read: "October 31, 2007".

     3.3 Interest Rate on Line of Credit. The words and figure "three and one half (3.50%)" as they appear in Paragraph A on page one of the Revolving Line of Credit note are deemed changed to read: "three percent (3.00%)".

     3.4 Foreign Accounts. The period at the end of paragraph 3.4 (c) of the Initial Loan Agreement s deleted and the following is deemed inserted therein:
", unless (and then only for so long as) the Account arises out of work and materials performed on an aircraft, the aircraft remains in the possession of Borrower at a Facility in Tucson, Arizona until collected funds are received by Borrower as payment in full of the Account, and Borrower retains the right under Arizona law to a valid lien upon the aircraft in the amount of the Account until collected funds are received by Borrower as payment in full of the Account.

     3.5 Eligible Inventory. The figure "$1,000,000.00" as it appears in line five of Paragraph 3.4 of the Initial Loan Agreement is deemed changed to read "$2,500,000.00." Eligible Inventory does not include any Eligible Aircraft against which funds have been advanced under the Guidance Line of Credit.

     3.6 Tangible Net Worth. The figure "$5,000,000.00" as it appears in Paragraph 10.6 of the Initial Loan Agreement is deemed changed to read "$7,000,000.00".

     3.7 Guidance Line. The following is deemed inserted in the Initial Loan Agreement as Section 3.A:

     "SECTION 3.A GUIDANCE LINE OF CREDIT

          3.A.1 Guidance Line of Credit. Subject to the conditions herein set forth, Lender and Borrower hereby establish the parameters for a guidance line of credit which will at no time exceed SEVEN MILLION AND NO/100 DOLLARS ($7,000,000.00) (the "Guidance Line of Credit").

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          3.A.2 Guidance Line of Credit Note. The Guidance Line of Credit shall be evidenced by a Promissory Note in the form attached as Schedule 3.A.2 (the "Guidance Line of Credit Note") of Borrower, executed and delivered in the amount of SEVEN MILLION AND NO/100 DOLLARS ($7,000,000.00), payable to Lender upon the terms and conditions contained therein and herein. Borrower acknowledges and agrees that the interest rate contracted for in the Guidance Line of Credit Note includes the interest rate set forth therein and any other charges, fees, costs and expenses incident to the Guidance Line of Credit paid by Borrower to the extent that the same are deemed interest under applicable law.

          3.A.3 Advances. If access is permitted to the Guidance Line of Credit by Lender, Advances may be made to Borrower, repaid by Borrower (subject to the limitations contained herein), and Readvances made to Borrower upon the same terms and conditions as are required for Advances hereunder, provided that there shall be no Advance or Readvance that would cause the outstanding principal balance of the Guidance Line of Credit to exceed the limitations of Section 3.A.1 hereof. BORROWER SHALL HAVE NO RIGHT, EXPLICIT OR IMPLIED, TO RECEIVE, AND LENDER SHALL HAVE NO OBLIGATION TO MAKE, ANY ADVANCES UNDER THE GUIDANCE LINE OF CREDIT. WHETHER OR NOT AN ADVANCE IS MADE SHALL BE IN LENDER'S SOLE AND ABSOLUTE DISCRETION.

          3.A.4 Conditions Precedent. If Borrower requests an Advance and if Lender (in its sole discretion) agrees in writing to an Advance, an Advance will be made if, and only if, all of the following conditions precedent are met when the Advance is requested:

          (a) Borrower shall have identified for purchase by Borrower an aircraft (an "Eligible Aircraft") which (i) will upon the purchase by Borrower be owned by Borrower free and clear of all claims, liens and encumbrances, other than any security interests of Lender, (ii) has an appraised value (the "Current Condition Appraised Value"), acceptable to Lender established by an appraiser acceptable to Lender and an appraiser which specializes in aviation asset evaluation, (iii) is not and will not be included as Inventory for purposes of calculating the Borrowing Base, (iv) has not had and will not have labor or materials supplied to it which have given or will give rise to an Eligible Account for purposes of calculating the Borrowing Base, (v) has an appraised value (the "Improved Condition Appraised Value") acceptable to Lender, established by an appraiser acceptable to

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               Lender and an appraiser which specializes in aviation asset evaluation, appraising what the value will be after the Proposed Improvements have been made, (vi) will be held until the Advance or Readvance requested in connection therewith has been repaid to Lender in full at a Facility for which Lender has received all Landlord Consents it requires, (vii) is the subject of a fully executed purchase agreement (the "Purchase Agreement") in form and content and with a buyer satisfactory to Lender, wherein the buyer has agreed to purchase the Eligible Aircraft after the Proposed Improvements are made, for a purchase price of not less than the Improved Condition Appraised Value and with a required down payment upon the signing of the Purchase Agreement of not less than twenty-five percent (25%) of the purchase price, and
               (viii) is otherwise satisfactory to Lender.

          (b) Borrower shall have provided Lender with an itemization of all labor and materials Borrower (i) is required to supply to the Eligible Aircraft pursuant to the Purchase Agreement, and (ii) otherwise intends to supply to the Eligible Aircraft (the "Proposed Improvements"), together with a breakdown of all costs associated therewith, and the cost of delivery of the Eligible Aircraft to Borrower and to the ultimate purchaser, all in form and content satisfactory to Lender.

          (c) The amount of the requested Advance cannot exceed seventy-five percent (75%) of the lesser of: (i) Borrower's cost of the Eligible Aircraft and Borrower's cost of the Proposed Improvements, or (ii) the Improved Condition Appraised Value.

          (d) Lender shall have received (i) an Aircraft Security Agreement in the form attached hereto as Schedule 3.A.4(d), which grants to Lender a valid lien on the Eligible Aircraft, subject to no other claims, liens or encumbrances, properly perfected, and (ii) if requested by Lender, a specific assignment of Lender's rights under the Purchase Agreement, acknowledged by the buyer, in form acceptable to Lender.

          (e) Lender shall have been paid a loan fee in an amount equal to one percent (1%) of the amount of the requested Advance, provided, however, once Borrower has paid under this subparagraph cumulative loan fees of $52,500.00 (i.e., after Advances totaling $5,250,000.00), no further loan fees will be due under this subparagraph.

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          (f)  There shall exist no Event of Default and no event or condition which with the lapse of time or the giving of notice or both would result in an Event of Default.

          (g) Borrower shall have obtained and delivered to Lender the following items, all of which shall be in form and content satisfactory to Lender and shall be subject to approval in writing by Lender: (i) evidence confirming that the FAA Bill of Sale, the Aircraft Registration Application on FAA Form 8050-1 (the "Registration"), and the Aircraft Security Agreement have been duly filed with the FAA with respect to the Eligible Aircraft which is the subject of the Advance, and (ii) evidence (which may be in the form of a title policy from a title insurer satisfactory to Lender or an opinion from a law firm satisfactory to Lender), confirming that Borrower is the owner of the Eligible Aircraft and that Lender has a first, prior and exclusive security interest in the Eligible Aircraft.

          (h) Lender shall have received a written request for the Advance at least one (1) business day prior to the date the Advance is to be made, specifying the date and amount of the requested Advance.

          (i) All representations and warranties by Borrower under the Loan Documents shall remain true and correct in all material respects and all agreements under the Loan Documents that Borrower is to have performed or complied with by the date of the requested Advance shall have been performed or complied with.

          (j) For any Advances requested after March 31, 2006, there must have been exercised subsequent to October 20, 2005 and prior to March 31, 2006, upon terms satisfactory to Lender of warrant rights in Borrower at a cumulative price (and there must have been payment to Borrower) of not less than NINE MILLION EIGHT HUNDRED THOUSAND AND NO/100 DOLLARS ($9,800,000.00) and there must have occurred the satisfaction of all obligations in connection therewith.

          (k) Lender's most recent audit of the Consolidated Group has been completed and the results are satisfactory to Lender.

          (l) Borrower has paid to Lender all fees, costs and expenses associated with the Advances, including, without limitation, all attorneys' fees, registration fees, title insurance fees, and legal opinion fees.

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          (m)  Borrower has provided Lender, in form acceptable to Lender, with an alternative plan to sell the Eligible Aircraft if the original purchase, does not complete the Purchase Agreement in accordance with its terms.

          3.A.5 Advances. Advances of the Line of Credit shall be subject to satisfaction of the conditions precedent set forth in this Section and in Sections 6 and 7 hereof.

          3.A.6 Termination. Unless renewed or extended by written notice from Lender to Borrower, the Guidance Line of Credit shall terminate on October 31, 2007, and the entire outstanding principal balance, all accrued and unpaid interest, and all other sums payable in connection with the Guidance Line of Credit shall be due and payable on that date. The termination of the Guidance Line of Credit shall not impair Lender's liens and security interests in the Collateral, and those liens and security interests shall continue subject only to Approved Liens.

          3.A.7 Repayment. Borrower, from time to time, may repay the Guidance Line of Credit in whole or in part at any time, without penalty. Borrower shall repay to Lender, from time to time: (i) an amount equal to any amount by which the outstanding principal balance of the Guidance Line of Credit exceeds the limits set forth in Paragraph 3.A.1 hereof, (ii) all amounts received by Borrower under any Purchase Agreement, other than an initial down payment to the extent it does not exceed twenty-five percent (25%) of the purchase price, and (iii) any portion of an Advance or Readvance not paid within ninety (90) days of the Advance or Readvance. Borrower shall pay to Lender as soon as received all proceeds from the sale of an Eligible Aircraft. Borrower shall immediately repay to Lender the amount of the Advance attributed to an Eligible Aircraft upon any breach of the Purchase Agreement relative to such Eligible Aircraft.

          3.A.8 Purpose. Each Advance under this facility shall only be used for the purpose of acquiring the Eligible Aircraft to which it applies, and completing the Proposed Improvements thereto, and for no other purpose.

          3.A.9 Sole Discretion. As used in this Section the terms "acceptable to Lender," and "satisfactory to Lender" shall be deemed to mean acceptable to Lender or satisfactory to Lender in Lender's sole and absolute discretion.

          3.A.10 Completion of Purchase Agreement. Borrower will not transfer title or release the Eligible Aircraft to the purchaser until the full purchase price has been paid to Borrower in collected funds. Borrower will not amend, alter, modify or terminate the Purchase Agreement without the prior written consent of Lender, and will take all steps and actions necessary to enforce its rights thereunder, and to perform all of its obligations thereunder when due."

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     3.8 Eligible Accounts. Eligible Accounts do not include: (i) any Account arising out of labor or materials supplied to an Eligible Aircraft against which funds have been advanced under the Guidance Line of Credit, or (ii) any amounts owed under any Purchase Agreement.

     3.9 Additional Financial Covenants. The following shall be deemed inserted in the Initial Loan Agreement as Paragraph 10.7:

          "10.7 Additional Financial Covenants. Permit at any time for the Consolidated Group:

          (a) The ratio of earnings before interest, taxes, depreciation and amortization, less non-financed capital expenditures and distributions for the preceding twelve months, to the current portion of long-term indebtedness from borrowings to be less than
               1.1 to 1.0.

          (b)  Losses for any two consecutive calendar quarters."

          (c) The quick ratio (defined as cash, liquid cash equivalents and accounts receivable, divided by current liabilities), to be worse than .90 to 1.0.

     3.10 Future Adjustments of Final Covenants. The financial covenants referenced in Paragraphs 10.6 and 10.7 of the Loan Agreement shall be adjusted to reflect requirements satisfactory to Lender in its sole discretion following any future conversion of warrants for members of the Consolidated Group that materially affect the net worth of any company which is part of the Consolidated Group.

     3.11 Audits. Borrower will pay for audits of the Consolidated Group by Lender.

     3.12 Letter of Credit Facility. The following is deemed inserted in the Initial Loan Agreement as Section 3.B:

     "SECTION 3.B LETTER OF CREDIT FACILITY

         3.B.1 Letter of Credit Facility. Lender will make available for the benefit of Borrower, in accordance with the terms and conditions contained herein, one or more letters of credit, in combined amounts not to exceed TWO HUNDRED THOUSAND AND NO/100 DOLLARS ($200,000.00) with the beneficiary and terms and conditions reasonably satisfactory to Lender, given in connection with (i) requests by the Tucson Airport Authority for letters of credit to secure the lease payments under its lease with Borrower, or (ii) any other business purpose of Borrower which is approved by Lender in Lender's sole discretion (each such letter of credit is referred to herein as a "Letter of Credit Facility"). Each Letter of Credit Facility shall be for the benefit of Borrower, in the manner and upon the terms and conditions expressed herein, and in any subsequent agreement and documents between Lender and Borrower at the time of that Loan.

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         3.B.2 Promissory Note. If elected by Lender, each Letter of Credit
               Facility may be evidenced by one or more promissory notes now or hereafter executed by Borrower for the benefit of Lender. Unless otherwise elected by Lender, each Letter of Credit Facility shall be deemed a part of the Line of Credit, and evidenced by the Line of Credit Note, subject, however, to the provisions of Paragraph 3.B.5, below. Borrower acknowledges that the interest rate contracted for in any Note evidencing a Letter of Credit Facility includes the interest rate set forth therein and any other charges, fees, costs and expenses incident to such Letter of Credit Facility paid by Borrower to the extent the same are deemed interest under applicable law.

         3.B.3 Conditions. As conditions precedent to Lender's obligations to issue each Letter of Credit Facility, (i) Borrower shall not be in material default under any term, condition or provision of any Loan Document, and there shall not exist any event or condition that with notice or lapse of time or both, would result in any such material default, (ii) Lender shall have received, in form and substance reasonably satisfactory to Lender, all documentation Lender shall reasonably request in connection with such Letter of Credit Facility, (iii) Lender shall have no obligation to provide a Letter of Credit Facility if as a result thereof the sum of (a) the total amount owing under each Letter of Credit Facility and (b) the Line of Credit, will exceed the limit set for the Line of Credit in Paragraph 3.1, above, and
               (iv) Lender shall have no obligation to provide a Letter of Credit Facility if Lender's security interest in any property to be purchased thereby will be subject to any prior claim, lien, security interest or encumbrance.

         3.B.4 Interest Rate. The interest rate for each Letter of Credit
               Facility, if the letter of credit is drawn upon, shall be the same as the interest rate then in effect under the Line of Credit. The interest rate on this Indebtedness shall change from time to time on the effective date of, and in conformity with, changes in the interest rate on the Line of Credit.

         3.B.5 Payment. If the letter of credit is drawn upon, all principal and accrued and unpaid interest shall be payable to Lender by Borrower upon demand. Borrower may use an Advance under the Line of Credit to pay the same, provided (i) sufficient money is available under the Line of Credit, and (ii) Borrower is entitled to the Advance under the terms and conditions of the Loan Documents.

         3.B.6 Security. Each Letter of Credit Facility shall be secured by a first position security interest in the Collateral, subject only to the Approved Liens.

         3.B.7 Additional Documents. Borrower agrees to execute any additional security agreements, financing statements, applications, loan agreements and other documents reasonably required by Lender at any time hereafter, and, in particular, contemporaneously with the funding of each Letter of Credit Facility. The additional documents required by Lender shall be in form and content reasonably satisfactory to Lender. Any such additional documents shall be included as Loan Documents and, to the extent applicable, Security Documents, both as defined herein.

         3.B.8 Fee. Borrower shall pay to Lender immediately prior to the issuance of a letter of credit, and any renewal, and as a condition precedent to its issuance, and any renewal, a fee in the amount of two percent (2%) of the amount of the letter of credit.

         3.B.9 Term. The facility created by this Section, and Lender's obligation to issue any Letter of Credit Facility, shall terminate contemporaneously with the termination of the Line of Credit, and if any letters of credit are outstanding at that point, Borrower shall promptly provide Lender with cash in the total amount of all letters of credit then outstanding to secure in full the total amounts of all letters of credit then outstanding.

SECTION 4. ACKNOWLEDGEMENTS

     4.1 Acknowledgement. Borrower hereby acknowledges and agrees that (i) the Indebtedness is just, due and owing, without offset or reduction, (ii) the Loans and all Loan Documents were duly authorized and executed by Borrower, and are fully enforceable against Borrower strictly in accordance with their terms, and
(iii) the Indebtedness and the Loans and the Loan Documents have not and will not result in any breach of or violate or constitute a default under any mortgage, bylaws, operating agreements, deed of trust, loan or credit agreement, articles of partnership, formation or incorporation, or other instruments to which Borrower is a party or by which Borrower is or will be bound or affected

SECTION 5. GENERAL

     5.1 Full Force and Effect. Except as otherwise provided herein, the Initial Loan Agreement and all other Loan Documents shall continue in full force and effect, unaffected or modified by the terms and conditions of this First Modification. This First Modification shall be attached to and deemed a part of the Initial Loan Agreement.

     5.2 Counterparts and Facsimiles. This instrument may be signed in one or more counterparts, all of which when taken together shall constitute one and the same instrument. Signatures transmitted by facsimile shall bind the parties signing.

     5.3 Costs and Fees. Borrower will upon the execution of this First Modification pay to Lender (i) all costs, fees and expenses (including without limitation attorneys' fees) incurred by Lender in connection with this First Modification, and (ii) a non-refundable and fully earned loan fee in the amount of $37,500.00.

     5.4 Ratification. All Loan Documents previously executed by Borrower, or purported to be executed in the name of Borrower, are hereby authorized, ratified and adopted by Borrower.

     5.5 Representations and Warranties. Borrower represents and warrants to Lender as follows: (i) the statements contained in the Recitals are true and correct; and the statements, representations and warranties of Borrower contained herein and in the other Loan Documents and all information supplied or to be supplied by Borrower was and will be true and correct as of the date hereof and as of the date supplied; and (ii) the consummation of this First Modification and the performance of the obligations hereunder and under the other Loan Documents have been authorized by all necessary parties, persons and entities and have not and will not result in any breach of, or violate or constitute a default under, any mortgage, deed of trust, loan or credit agreement, articles of partnership, formation or incorporation, trust agreements, bylaws, operating agreements, partnership agreements or other instruments to which any of the parties hereto is a party or by which any of the parties hereto may be bound or affected.

     5.6 Entire Agreement. This First Modification and the other Loan Documents contain the entire agreement between the parties with respect to the transactions referenced herein and therein and supersede all previous written or oral negotiations, commitments and writings.

     5.7 Additional Documents. Borrower agrees to (i) execute such additional and further documents as Lender shall require to carry out the intent of the parties contained herein or in any other Loan Document, and/or to maintain, preserve or perfect any security interest or lien of Lender in any item of Collateral, and (ii) provide such corporate and other non-individual certificates as Lender shall require to evidence authority to execute this First Modification and all other Loan Documents.

     5.8 Miscellaneous. Borrower further agrees as follows:

               (a) In the event any provision of this First Modification shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not affect the validity or enforceability of any other provision hereof.

               (b) This First Modification shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns, provided that Borrower may not voluntarily assign any right or interest hereunder.

               (c) Each of the representations, warranties and covenants described in this First Modification shall survive the execution of this First Modification and shall continue until the Loans are paid in full.

               (d) This First Modification shall be governed by the laws of the State of Arizona.

               (e) Whenever used the singular number shall include and be applicable to the plural, and the plural the singular, and the use of any gender shall include and be applicable to all genders.

               (f) Time is of the essence hereunder.

     DATED as of the day and year written above.

                                             GLOBAL AIRCRAFT SOLUTIONS, INC.,
                                             FKA RENEGADE VENTURE CORPORATION, a
                                             Nevada corporation

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

                                             WORLD JET CORPORATION, a Nevada
                                             corporation

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

                                             HAMILTON AEROSPACE TECHNOLOGIES,
                                             INC., a Delaware corporation

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

                                                                        BORROWER

                                             M&I Marshall & Ilsley Bank, a
                                             banking corporation organized and
                                             existing under the laws of the
                                             State of Wisconsin

                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                                                          LENDER

                                 Schedule 3.A.2
                                 --------------


                                 PROMISSORY NOTE
                                   (Revolving)

                            (Guidance Line of Credit)

$7,000,000.00                                                   Phoenix, Arizona
                                                               ____________ 2005

     FOR VALUE RECEIVED, the undersigned GLOBAL AIRCRAFT SOLUTIONS, INC., FKA RENEGADE VENTURE CORPORATION, a Nevada corporation, WORLD JET CORPORATION, a Nevada corporation, and HAMILTON AEROSPACE TECHNOLOGIES, INC., a Delaware corporation (hereinafter collectively called "Borrower"), jointly and severally promise to pay to the order of M&I Marshall & Ilsley Bank, a banking corporation organized and existing under the laws of the State of Wisconsin (together with all subsequent holders of this Note, hereinafter called "Lender"), at One East Camelback Road, Phoenix, Arizona 85012, or at such other place as Lender may from time to time designate in writing, the principal sum of SEVEN MILLION AND NO/100 DOLLARS ($7,000,000.00), or so much as may be outstanding, plus interest (based on a 360-day year and charged on the basis of actual days elapsed) from the date hereof on the principal balance from time to time outstanding as hereinafter provided, principal, interest and all other sums payable hereunder to be paid in lawful money of the United States of America as follows:

          A. Interest shall accrue at the rate of three percent (3%) per annum in excess of the Applicable LIBOR Rate (defined below). The interest rate on this indebtedness shall change from time to time on the effective date of, and in conformity with, changes in the Applicable LIBOR Rate. All accrued interest only shall be due and payable on the first day of each and every month commencing with the first month after the date of this Note. In addition, all accrued interest shall be due and payable on the last day of this Note. If a payment date falls on a Saturday, Sunday or a day that Lender's offices are closed for a holiday, the payment shall be deemed due in the next day which is not a Saturday, Sunday or a day that Lender's offices are closed for a holiday.

          B. The entire unpaid principal balance, all accrued and unpaid interest and all other sums payable hereunder shall be due and payable in full on October 31, 2007.

          C. In addition to accrued interest, repayments of principal shall be due and payable from time to time as required under the terms of the Loan Agreement, defined below.

     The principal balance of this Note represents a revolving credit all or any part of which may be advanced to Borrower, repaid by Borrower, and re-advanced to Borrower from time to time, subject to and only in accordance with the other terms, conditions and provisions hereof and the terms, conditions and provisions, contained in the Loan Agreement, defined below, and provided that the principal balance outstanding at any one time shall not exceed the face amount hereof.

     "Applicable LIBOR Rate" shall mean the U.S. Dollar rate (rounded upward to the nearest one-sixteenth of one percent) listed on page 3750 (i.e., the LIBOR
Page) of the Telerate News Services titled British Banker Association Interest Settlement Rates for a designated maturity of one (1) month, determined as of 11:00 a.m. London Time on the Determination Date. If the Telerate News Services publishes more than one (1) such LIBOR Rate, the average of such rates shall apply. If the Telerate News Services ceases to publish the LIBOR Rate, then the LIBOR Rate shall be determined from such substitute financial reporting service as Lender in its discretion shall determine. If requested by Lender, Borrower shall acknowledge in writing Borrower's agreement to such substitute financial reporting service designated by Lender, and if Borrower fails to so acknowledge Lender may declare immediately due and payable all principal then outstanding hereunder together with all interest then accrued and unpaid, and Lender shall have no further obligation to advance any funds to borrower under any of the Loan Documents.

     "Determination Date" shall mean (i) the day that is both a Eurodollar Business Day and a Business Day immediately preceding the date on which any portion of the loan evidenced by this Note is first advanced to or for the benefit of Borrower; and (ii) thereafter, the day that is both a Eurodollar Business Day and a Business Day immediately preceding each calendar month, or more frequently if elected by Lender.

     "Eurodollar Business Day" means any day on which banks in the City of London are generally open for interbank or foreign exchange transactions.

     "Business Day" means any day other than a Saturday, Sunday, public holiday, or other day when commercial banks in Arizona are authorized or required to close.

     Borrower agrees to an effective rate of interest that is the rate stated above plus any additional rate of interest resulting from any other charges in the nature of interest paid or to be paid by or on behalf of Borrower, or any benefit received or to be received by Lender, in connection with this Note. No provision of this Note is intended to or shall require or permit Lender, directly or indirectly, to take, collect or receive in money, goods or in any other form, any interest (including amounts deemed by law to be interest) in excess of the maximum rate of interest permitted by applicable law. If any amount due from or paid by Borrower shall be determined by a court of competent jurisdiction to be interest in excess of such maximum rate, Borrower shall not be obligated to pay such excess and, if paid, such excess shall be applied against the unpaid principal balance of this Note, or if and to the extent that this Note has been paid in full, such excess shall be remitted to Borrower.

     If any amount required under this Note to be paid, including balloon payments and matured or accelerated amounts, is not paid within ten (10) days after the date it is due, then Borrower shall pay a "late charge" equal to five percent (5%) of the amount which was due to compensate Lender for administrative expenses and other costs of delinquent payments. This late charge may be assessed without notice, shall be immediately due and payable whether or not Lender undertakes an affirmative action to assess it, and shall be in addition to all other rights and remedies available to Lender.

     All payments on this Note shall be applied first to the payment of any costs, fees or other charges incurred in connection with the indebtedness evidenced hereby, next to the payment of accrued interest and then to the reduction of the principal balance.

     This Note is issued pursuant to that certain Loan Agreement (the "Loan Agreement") dated May 5, 2005, as amended, between Borrower and Lender. This Note and the Loan Agreement, together with all other documents or instruments evidencing, securing, or executed or delivered in connection with the indebtedness evidenced by this Note, are hereinafter called the "Loan Documents." Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Loan Agreement, unless the context dictates otherwise.

     Time is of the essence of this Note. At the option of Lender, the entire unpaid principal balance, all accrued and unpaid interest and all other amounts payable hereunder shall become immediately due and payable without notice upon the failure to pay any sum due and owing hereunder as provided herein if such failure continues for fifteen (15) days after written notice thereof to Borrower or upon the occurrence of any Event of Default, as defined in the Loan Agreement or any of the other Loan Documents.

     After maturity, including maturity upon acceleration, the unpaid principal balance, all accrued and unpaid interest and all other amounts payable hereunder shall bear interest at that rate that is six percent (6%) above the rate that would otherwise be payable under the terms hereof. In the event of any court proceedings, court costs and attorneys' fees shall be set by the court and not by jury, shall be included in any judgment obtained by the prevailing party, and, if the prevailing party is Lender, shall be secured by the Loan Documents.

     Failure of Lender to exercise any option hereunder shall not constitute a waiver of the right to exercise the same in the event of any subsequent default or in the event of continuance of any existing default after demand for strict performance hereof.

     Borrower, sureties, guarantors and endorsers hereof: (a) agree to be jointly and severally bound, (b) severally waive any homestead or exemption right against said debt, (c) severally waive demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment of this Note, except Borrower does not waive any rights to notice prior to an acceleration and (d) consent that Lender may extend the time of payment or otherwise modify the terms of payment of any part or the whole of the debt evidenced by this Note, at the request of any other person primarily liable hereon, and such consent shall not alter nor diminish the liability of any person.

     This Note shall be binding upon Borrower and its successors and assigns and shall inure to the benefit of Lender and their successors and assigns.

     All notices required or permitted in connection with this Note shall be given at the place and in the manner provided in the Loan Agreement for the giving of notices.

     This Note may be prepaid at any time without penalty.

     This Note shall be governed by and construed according to the laws of the State of Arizona.

     IN WITNESS WHEREOF, these presents are executed as of the date first written above.

                                             GLOBAL AIRCRAFT SOLUTIONS, INC.,
                                             FKA RENEGADE VENTURE CORPORATION, a
                                             Nevada corporation

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________



                                             WORLD JET CORPORATION, a Nevada
                                             corporation

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________



                                             HAMILTON AEROSPACE TECHNOLOGIES,
                                             INC., a Delaware corporation

                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

                                                                        BORROWER

                                Schedule 3.A.4(d)
                                -----------------

                           AIRCRAFT SECURITY AGREEMENT


     THIS AIRCRAFT SECURITY AGREEMENT ("Agreement") is entered into, for good and valuable consideration, as of ______________, 200__, between M&I Marshall & Ilsley Bank, a banking corporation organized and existing under the laws of the State of Wisconsin ("Lender"), and _______________________________________, a
_______________ corporation, having a mailing address of P.O. Box 23009, Tucson, Arizona 85734-3009 (collectively "Debtor").

     1. Representations and Warranties of Debtor. In consideration of Lender making an extension of credit to Debtor and/or the other borrowers who are parties with Lender and Debtor to that that certain Loan Agreement dated as of May 5, 2005, as the same may have been amended (the Loan Agreement, as amended or replaced from time to time, is referenced herein as the "Loan Agreement"), Debtor as of the date hereof: reaffirms all of the representations and warranties of Debtor as set forth in the Loan Agreement, in the Security Documents (as defined in the Loan Agreement) and/or in the other Loan Documents (as defined in the Loan Agreement); reaffirms all of the duties and obligations of Debtor with respect to aircraft and inventory as set forth in the Loan Agreement and/or the other loan documents; and acknowledges that all such duties and obligations shall apply to the Aircraft (as defined below). Debtor further acknowledges that if an Event of Default (as defined in the Loan Agreement) occurs, the Lender may exercise against Debtor and/or any collateral given as security under this Agreement and/or the other Loan Documents (including, without limitation, the Aircraft) any and all of the remedies it may have under the Loan Documents and/or at law and/or in equity.

     2. Grant of Security Interest. To secure Debtor's payment and performance of the Indebtedness and the Obligations (as those terms are defined in the Loan Agreement), Debtor grants to Secured Party a security interest in the aircraft and other property described below and in all additions and accessions thereto and substitutions therefor, now or hereafter owned, all unearned insurance premiums and insurance proceeds relating to such property, and the proceeds of all of the foregoing (all of such property and proceeds are collectively referred to as the "Aircraft").

Aircraft:

Make: _____________________________       Model No.: ___________________________

Serial No.: _______________________       Registration No. _____________________

Engine(s) (which are rated at 750 or more maximum takeoff horsepower, or equivalent):

Make: _____________________________         Model No.: _________________________

Serial Number(s): L:______________________  R: _________________________________

Propeller(s) (which are able to absorb 750 or more maximum takeoff shaft horsepower):

Make: _____________________________         Model No.: _________________________

Serial Number(s): ______________________    _________________________________

together with all other property essential and appropriate to the operation of the above-described Aircraft, including, without limitation, all engines, propellers, instruments, avionics, equipment and accessories attached to and connected with the Aircraft, and all logs, manuals and other documents issued for or reflecting use or maintenance of the Aircraft. Debtor acknowledges that this Agreement is not intended to limit the security interest given by Debtor to Lender in any of the other Loan Documents.

     The security interest in the above-described inventory is a purchase money security interest under the Uniform Commercial Code. The proceeds of the Loan Agreement will be used to purchase the Aircraft.

     3. Primary Hangar Location: Debtor agrees that the Aircraft will be based at ________________________________.

     4. Power of Attorney: Debtor hereby appoints Lender as Debtor's attorney in fact to sign in Debtor's name and on Debtor's behalf all financing statements, FAA bills of sale and registration documents and any and all other papers and documents necessary or appropriate to assist Lender in establishing and maintaining a valid security interest in the Aircraft and to assure that the Aircraft is titled, registered and the security interest perfected to Lender's satisfaction, and to do all other things and take all other actions reasonably necessary to give effect to such security interest.

     Executed by the parties' duly authorized representatives on ______________, 200__.

LENDER:                                     DEBTOR:

M&I Marshall & Ilsley Bank                  ____________________________________



By: _______________________________         By: ________________________________
Name: _____________________________         Name: ______________________________
Title: ____________________________         Title: _____________________________